Tradr 2X Long Innovation 100 Monthly ETF Ticker: MQQQ
Summary Prospectus	July 31, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://www.tradretfs.com/mqqq. You may also obtain this information by calling 1-888-52TRADR (1-888-528-7237) or by sending an e-mail request to info@tradretfs.com. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2026, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Important Information About the Tradr 2X Long Innovation 100 Monthly ETF

The Tradr 2X Long Innovation 100 Monthly ETF (the “Fund”) seeks calendar month leveraged investment results and is very different from most other exchange-traded funds (“ETFs”). As a result, the Fund may be riskier than alternatives that do not seek calendar month leveraged investment results because the Fund’s objective is to magnify (by 200%) the calendar month performance of the Invesco QQQ TrustSM, Series 1 (the “Invesco QQQ TrustSM”). The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month, should not be expected to be 200% of the performance of the Invesco QQQ TrustSM for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 200% of the return of the Invesco QQQ TrustSM for that period. Longer holding periods and higher volatility of the Invesco QQQ TrustSM increase the impact of compounding on an investor’s returns. Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the Invesco QQQ TrustSM volatility and holding periods increase. During periods of higher Invesco QQQ TrustSM volatility, the volatility of the Invesco QQQ TrustSM may affect the Fund’s return as much as, or more than, the return of the Invesco QQQ TrustSM.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged (200%) investment results and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the Invesco QQQ TrustSM’s performance is flat, and it is possible that the Fund will lose money even if the Invesco QQQ TrustSM’s performance increases over a period longer than a calendar month. An investor could lose the full principal value of his or her investment within a single calendar month if the Fund’s underlying fund loses more than 50% during the calendar month. If you purchase shares of the Fund on a day other than the last business day of the preceding calendar month, you will generally not receive 200% of the calendar month return of the Invesco QQQ TrustSM. Business day means any day the New York Stock Exchange (“NYSE”) is open for trading.

Investment Objective

The Tradr 2X Long Innovation 100 Monthly ETF seeks calendar month investment results, before fees and expenses, that correspond to two times (200%) the calendar month performance of the Invesco QQQ TrustSM. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.95%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses	0.00%
Acquired fund fees and expenses	0.08%
Total annual fund operating expenses[1,2]	1.03%

1    The cost of investing in swaps, including the embedded cost of the swap, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

2    The “Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years	Five Years	Ten Years
$105	$328	$569	$1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 158% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the calendar month performance of the Invesco QQQ TrustSM. The Fund is an actively-managed ETF that seeks to achieve on a calendar month basis, before fees and expenses, 200% performance of the Invesco QQQ TrustSM for a full calendar month, and not for any other period, by entering into one or more swaps on the Invesco QQQ TrustSM, investing directly in Invesco QQQ TrustSM, purchasing listed options on the Invesco QQQ TrustSM or the Nasdaq 100 Index®, and/or investing in futures contracts on the Nasdaq 100 Index®. However, direct investments, options, and futures contracts are typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its monthly 2X investment objective. A “full calendar month” is measured from the close of trading on the last business day of one calendar month to the close of trading on the last business day of the following calendar month. Business day means each day the NYSE is open for trading. For example, if June 28th is the last business day of the calendar month and July 31st is the last business day of the following calendar month, the calendar month performance is measured from the close of trading on June 28th to the close of trading on July 31st.

The Fund will enter into one or more swaps with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Invesco QQQ TrustSM. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Invesco QQQ TrustSM. The Advisor attempts to consistently apply leverage to maintain the Fund’s exposure to 200% of the Invesco QQQ TrustSM’s monthly return, and expects to rebalance the Fund’s holdings monthly in an attempt to maintain such exposure. If the Advisor determines to use call options, the Fund will purchase exchange traded call options, including FLexible EXchange® Options (“FLEX Options.”). FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (OTC) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options are listed on the Cboe. The Fund may take delivery of the underlying security (Invesco QQQ TrustSM) if it chooses to exercise a call option and either hold or sell the security in the secondary markets.

Additionally, the Fund may use other option strategies to produce similar exposure to Invesco QQQ TrustSM, like buying calls and selling puts with identical strike prices. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price. In situations where swap availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options in response to changing market dynamics. The Fund may also utilize futures contracts on the Nasdaq 100 Index® to seek to achieve leveraged exposure to the Invesco QQQ TrustSM.

As a defensive measure, if abnormal market conditions or other circumstances cause a change in the value of Invesco QQQ TrustSM intra-period (i.e., other than at or near the close of the market of a calendar period) and the change exceeds a level that has been determined by the Advisor to represent a “dramatic move” in the price of Invesco QQQ TrustSM (the “performance trigger”) the Advisor will seek to reset the performance leverage of the Fund by rebalancing the portfolio. The performance trigger for the Fund is -35%. For example, if the price of Invesco QQQ TrustSM drops by 35% for the period by the 15th of the calendar month, the Fund will rebalance its portfolio on the 15th by resetting the swaps to the 200% leverage and delivering the performance through the end of the calendar period. In essence, the stub period between the triggered reset date and the end of the period is treated like a brand-new period which would have the effect of reducing the leverage return for that calendar period. The Advisor will make best efforts to reset the performance leverage intraday as soon as possible after the trigger level is reached. If the intra-period performance trigger is not reached until the final 30 minutes of trading, the Advisor will make best efforts to reset the performance leverage that day. However, if there is not enough time to do so, the performance leverage will reset the following trading day. If the Fund rebalances its portfolio intra-period due to the performance trigger, the Fund likely will not achieve its investment objective for that period. There is no guarantee that such defensive measures will be successful in protecting the viability of the Fund.

As a result of its investment strategies, the Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ TrustSM is so concentrated.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds. The Fund may engage in frequent and active trading.

Invesco QQQ TrustSM is an index-based ETF that seeks to track investment results, before fees and expenses, of an index designed to measure the average performance of securities issued by 100 of the largest U.S. and international non-financial companies listed on the Nasdaq. The Invesco QQQ TrustSM seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the underlying index.

The Fund has derived all disclosures contained in this document regarding the Invesco QQQ TrustSM from the publicly available documents described above. In connection with the offering of the Fund’s securities, none of the Fund, the Trust, the Advisor, or any of their affiliates has participated in the preparation of such documents. The Advisor has not made any due diligence inquiry with respect to the data or information underlying the publicly available information of the Invesco QQQ TrustSM. None of the Fund, the Trust, the Advisor, or any of their affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Invesco QQQ TrustSM is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Invesco QQQ TrustSM have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Invesco QQQ TrustSM could affect the value of the Fund’s investments with respect to the Invesco QQQ TrustSM and therefore the value of the Fund.

None of the Trust, the Fund and their affiliates makes any representation to you as to the performance of the Invesco QQQ TrustSM.

THE TRADR 2X LONG INNOVATION 100 MONTHLY ETF, INVESTMENT MANAGERS SERIES TRUST II, AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE INVESCO QQQ TRUSTSM, OR INVESCO CAPITAL MANAGEMENT LLC.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•     Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Invesco QQQ TrustSM has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Invesco QQQ TrustSM reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

•   Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

•   Futures Risk. The Fund’s use of futures contracts (and related options) expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired monthly leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Invesco QQQ TrustSM. Because the Fund includes a multiplier of two times (200%) the Invesco QQQ TrustSM, a full calendar month decline in the Invesco QQQ TrustSM approaching 50% at any point in the month could result in the total loss of an investor’s investment if that decline is contrary to the investment objective of the Fund, even if the Invesco QQQ TrustSM subsequently rises or moves in an opposite direction, eliminating all or a portion of the earlier decline. This would be the case with any such full calendar month movements in the Invesco QQQ TrustSM, even if the Invesco QQQ TrustSM maintains a level greater than zero at all times.

Compounding Risk. The Fund has a calendar month investment objective, and the Fund’s performance for any other period is the result of its return for each month compounded over the period. The performance of the Fund for periods longer than a full calendar month will very likely differ in amount, and possibly even direction, from 200% of the calendar month return of the Invesco QQQ TrustSM for the same period, before accounting for fees and expenses.

Compounding affects all investments, but has a more significant impact on leveraged funds that rebalance monthly. This effect becomes more pronounced as the Invesco QQQ TrustSM volatility and holding periods increase. Fund performance for a period longer than a full calendar month can be estimated given any set of assumptions for the following factors: (a) the Invesco QQQ TrustSM volatility; (b) the Invesco QQQ TrustSM performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Invesco QQQ TrustSM volatility and the Invesco QQQ TrustSM performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Invesco QQQ TrustSM volatility and the Invesco QQQ TrustSM performance over a one-year period. Actual volatility, the Invesco QQQ TrustSM and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded red represent those scenarios in which the Fund can be expected to return less than 200% of the performance of the Invesco QQQ TrustSM and those shaded green represent those scenarios in which the Fund can be expected to return more than 200% of the performance of the Invesco QQQ TrustSM. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Performance of Underlying Security	200% of One Year Performance of the Underlying Security	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%
-60	-120	-85.4%	-86.2%	-89.2%	-93.2%	-97.2%
-50	-100	-76.3%	-77.6%	-82.1%	-88.4%	-94.7%
-40	-80	-65.1%	-66.9%	-73.2%	-82.2%	-91.4%
-30	-60	-51.9%	-54.2%	-62.6%	-74.6%	-87.2%
-20	-40	-36.7%	-39.6%	-50.2%	-65.7%	-82.0%
-10	-20	-19.5%	-23.1%	-36.2%	-55.4%	-75.9%
0	0	-0.4%	-4.7%	-20.5%	-43.8%	-68.9%
10	20	20.5%	15.5%	-3.2%	-30.9%	-61.0%
20	40	43.3%	37.4%	15.6%	-16.7%	-52.2%
30	60	67.8%	61.1%	36.1%	-1.2%	-42.4%
40	80	94.1%	86.5%	58.1%	15.5%	-31.7%
50	100	122.0%	113.5%	81.5%	33.5%	-20.0%
60	120	151.7%	142.2%	106.5%	52.8%	-7.5%

The foregoing table is intended to isolate the effect of the Invesco QQQ TrustSM volatility and the Invesco QQQ TrustSM performance on the return of the Fund and is not a representation of actual returns. For example, the Fund would be expected to lose 4.7% if the Invesco QQQ TrustSM provided no return over a one-year period during which the Invesco QQQ TrustSM experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Invesco QQQ TrustSM’s return is flat. For instance, if the Invesco QQQ TrustSM’s annualized volatility is 100%, the Fund would be expected to lose 68.9% of its value, even if the cumulative Invesco QQQ TrustSM’s return for the year was 0%.

Invesco QQQ TrustSM’s annualized historical volatility rate for the five-year period ended December 31, 2025 was 20.0%. Invesco QQQ TrustSM’s highest volatility rate for any one calendar year during the period was 32.3%. Invesco QQQ TrustSM’s annualized total return performance for the five-year period ended December 31, 2025 was 33.3%. Historical Invesco QQQ TrustSM volatility and performance are not indications of what the Invesco QQQ TrustSM volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Invesco QQQ TrustSM may differ from the volatility of the Invesco QQQ TrustSM.

Intra-Calendar Month Investment Risk. The Fund seeks calendar month leveraged investment results. The exact exposure of an investment in the Fund intra-month will depend upon the movement of the Invesco QQQ TrustSM from the end of the prior calendar month until the time of investment by the investor. If the Invesco QQQ TrustSM gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Invesco QQQ TrustSM loses value, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely obtain more, or less, than 200% leveraged investment exposure to the Invesco QQQ TrustSM, depending upon the movement of the Invesco QQQ TrustSM from the end of the prior calendar month until the time of investment by the investor. If there is a significant intra-month market event and/or the securities of the Invesco QQQ TrustSM experience a significant decrease in value, the Fund may not meet its investment objective or be able to rebalance its portfolio appropriately.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Invesco QQQ TrustSM, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value each calendar month may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Invesco QQQ TrustSM during such calendar month.

In order to achieve a high degree of correlation with the Invesco QQQ TrustSM, the Fund seeks to rebalance its portfolio monthly to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Invesco QQQ TrustSM may prevent the Fund from achieving a high degree of correlation with the Invesco QQQ TrustSM and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Invesco QQQ TrustSM’s movements, including intra-month movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the calendar month or at the end of each month and the likelihood of being materially under- or overexposed is higher on months when the Invesco QQQ TrustSM is volatile, particularly when the Invesco QQQ TrustSM is volatile at or near the close of the trading month.

A number of other factors may also adversely affect the Fund’s correlation with the Invesco QQQ TrustSM, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Invesco QQQ TrustSM. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Invesco QQQ TrustSM. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the calendar month performance of the Fund and changes in the performance of the Invesco QQQ TrustSM. Any of these factors could decrease correlation between the performance of the Fund and the Invesco QQQ TrustSM and may hinder the Fund’s ability to meet its calendar month investment objective during or around that month.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Invesco QQQ TrustSM that is significantly greater or less than 200%. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of Invesco QQQ TrustSM and the Fund are listed on Nasdaq. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Invesco QQQ TrustSM’s and the Fund’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Invesco QQQ TrustSM’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Invesco QQQ TrustSM’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security will usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Invesco QQQ TrustSM’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting the Invesco QQQ TrustSM’s shares will result in a trading halt of the Fund’s shares. To the extent trading in the Invesco QQQ TrustSM’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with which the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into transactions with a small number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Indirect Investment Risk. Invesco QQQ TrustSM is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the Invesco QQQ TrustSM in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the shares of the Invesco QQQ TrustSM.

Concentration Risk. The Fund will be concentrated (i.e., hold 25% or more of its total assets in investments that provide exposure to an industry) to approximately the same extent as the Invesco QQQ TrustSM is so concentrated. A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Technology Sector Risk. Invesco QQQ TrustSM invests in companies in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Invesco QQQ TrustSM’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Foreign Securities Risk. Invesco QQQ TrustSM may invest in foreign securities. Investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Emerging Market Securities Risk. Invesco QQQ TrustSM may invest in securities in emerging markets. Investments in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Invesco QQQ TrustSM is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Risks Associated with China. Invesco QQQ TrustSM may invest in companies located or operating in China. Investments in Chinese issuers involve legal, regulatory, political, currency, and economic risks that are specific to China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Invesco QQQ TrustSM invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Invesco QQQ TrustSM. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

Equity Securities Risk. The Fund is subject to equity securities risk due to its investment exposure to Invesco QQQ TrustSM. The value of the equity securities the Invesco QQQ TrustSM holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Invesco QQQ TrustSM holds participate or factors relating to specific companies in which the Invesco QQQ TrustSM invests.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund if they are tendered in large blocks of shares called “Creation Units.” Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk. Although the Fund shares are listed for trading on the exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listing on the exchange.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, technological advances (such as artificial intelligence (“AI”) and machine learning), the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund.

The Fund’s Collateral Investments are subject to the below risks:

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps — and therefore the value of an investment in the Fund — could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Limited Operating History. The Fund is recently organized and has limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund seeks to achieve monthly results that correspond to a multiple of the monthly performance of the Invesco QQQ TrustSM by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities the Fund has exposure to may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Damage to energy infrastructure from conflicts in the Middle East, reduced shipping through the Strait of Hormuz, and other energy supply constraints could also have long-term adverse impacts on the U.S. and world economies. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control certain sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the imposition of tariffs and trade barriers on certain foreign countries, including China and long-time U.S. allies. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Funds, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, and prevent shareholders from redeeming their Shares. The use of AI and machine learning could exacerbate these risks. Issuers of securities in which the Funds invest are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of the S&P 500 Index, a broad-based securities market index, and the Nasdaq 100 TR Index. The S&P 500 Index has been included as the primary broad-based securities market index in order to satisfy regulatory requirements. The Fund also compares its performance with the returns of the Nasdaq 100 TR Index, which the Advisor believes is a better performance benchmark for comparison to the Fund’s performance in light of the Fund’s investment strategy. Updated performance information is available at the Fund’s website, www.tradretfs.com, or by calling the Fund toll free at 1-888-528-7237. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes)
For each calendar year at NAV

The year-to-date return as of June 30, 2026, was 35.27%.

Highest Calendar Quarter Return at NAV	34.64%	Quarter Ended 6/30/2025
Lowest Calendar Quarter Return at NAV	(18.07)%	Quarter Ended 3/31/2025
Average Annual Total Returns (for periods ended December 31, 2025)	One Year	Since Inception (8/30/2024)
Return Before Taxes	31.50%	34.01%
Return After Taxes on Distributions[1]	30.47%	33.21%
Return After Taxes on Distributions and Sale of Fund Shares[1]	18.67%	25.87%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	16.96%
Nasdaq 100 TR Index (reflects no deduction for fees, expenses, or taxes)	21.02%	21.86%

1       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Manager of the Advisor, and Parker Binion, Chief of Compliance and Head of Investments of the Advisor, have served as the portfolio managers of the Fund since its inception in August 2024. Messrs. Trampe and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.tradretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.